================================================================================

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement                [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                     ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                        ACCEL INTERNATIONAL CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                        ACCEL INTERNATIONAL CORPORATION

                       12603 SOUTHWEST FREEWAY, SUITE 315
                               STAFFORD, TX 77477
                                 (281) 565-8010





                                                                 April____, 1998



DEAR STOCKHOLDER:

You are cordially invited to attend the Annual Meeting of Stockholders to be held at 9:00 A.M., local time, on Tuesday, June 16, 1998, at the La Quinta Inn, 12727 Southwest Freeway, Stafford, TX. Formal notice of the Annual Meeting and the Proxy Statement are attached. I hope that you will be able to attend and participate in the meeting, at which time we will have the opportunity to review the business and operations of the Company.

The matters to be acted upon by our stockholders are set forth in the attached Notice of Annual Meeting. It is important that your shares be represented and voted at the meeting, whether or not you are personally able to attend. Accordingly, after reading the attached Proxy Statement, would you kindly sign, date and return the enclosed proxy card.



                                      Sincerely yours,



                                      /s/ Thomas H. Friedberg

                                      Thomas H. Friedberg
                                      Chairman of the Board,
                                      President, & Chief Executive Officer

                        ACCEL International Corporation

                       12603 SOUTHWEST FREEWAY, SUITE 315
                               STAFFORD, TX 77477


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 JUNE 16, 1998



TO THE STOCKHOLDERS OF ACCEL INTERNATIONAL CORPORATION:

The Annual Meeting of Stockholders of ACCEL International Corporation (the Company), a Delaware corporation, will be held at the La Quinta Inn, 12727 Southwest Freeway, Stafford, TX, 77477, on June 16, 1998, at 9:00 A.M., to consider and vote on the following matters described in the attached Proxy
Statement:


     1.  The election of nine directors to serve for a one-year term.

     2. A proposal to approve the adoption of amendments to the 1996 Stock Incentive Plan.

     3. The transaction of such other business as may properly come before the meeting, or any adjournments thereof.


April 24, 1998 has been fixed as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting. Only stockholders of record at the close of business on that date are entitled to receive notice of and to vote at the meeting or any adjournments thereof. A complete list of stockholders entitled to vote at the meeting will be available for examination by any stockholder at the Company's offices from June 2, 1998 until the day before the Annual Meeting.


                                      By Order of the Board of Directors

                                      Nicholas Z. Alexander, Secretary

Stafford, Texas

April _____, 1998



IF YOU ARE UNABLE TO BE PRESENT AT THE MEETING, WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ADDRESSED ENVELOPE WHICH IS INTENDED FOR YOUR CONVENIENCE AND WHICH REQUIRES NO POSTAGE IF MAILED IN THE U.S.A. THE PROXY IS REVOCABLE AT ANY TIME AND WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IN THE EVENT YOU ATTEND THE MEETING.

                        ACCEL International Corporation

                       12603 SOUTHWEST FREEWAY, SUITE 315
                               STAFFORD, TX 77477



                                PROXY STATEMENT



                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 16, 1998


               FURNISHED BY THE BOARD OF DIRECTORS OF THE COMPANY

                                                                April ____, 1998


The Board of Directors of ACCEL International Corporation (the Company), a Delaware corporation, is soliciting proxies, the form of which is enclosed, for the Annual Meeting of Stockholders to be held on June 16, 1998. The cost of such solicitation will be borne by the Company. Officers, directors and regular employees of the Company may communicate with stockholders personally or by mail, telephone, telegram or otherwise for the purpose of soliciting such proxies, but the Company will pay no additional compensation for such solicitation. The Company and any authorized agent of the Company will request brokers and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of shares held of record by such persons and will reimburse the reasonable out-of-pocket expenses in forwarding such material. This Proxy Statement is being mailed on or about April 30, 1998.

Any stockholder giving a proxy has the power to revoke it at any time before it is voted by a later appointment received by the Secretary of the Company or by giving notice of such revocation to the Secretary of the Company in writing or in open meeting. All duly executed proxies received prior to the meeting and not revoked will be voted at the meeting. The enclosed proxy contains space in which the stockholder may insert instructions as to the way the stockholder wishes his shares to be voted. When such proxy is properly executed and returned, the shares it represents will be voted at the meeting as directed. If no specification is indicated, the shares will be voted For the election as directors of the nominees listed below under Election of Directors and For the Adoption of Amendments to the 1996 Stock Incentive Plan.

April 24, 1998 has been fixed as the record date for the determination of stockholders entitled to such notice of and to vote at the Annual Meeting or any adjournments thereof. On that date the total number of outstanding shares of the Company entitled to vote at the meeting was ______________________ shares of Common Stock, $.10 par value, (the Common Stock). The holder of each share of such stock is entitled to one vote. Pursuant to applicable law, broker non-votes and abstentions will not be counted in favor of or against the election of any nominee for director or any other proposals to be presented at the meeting. Any stockholder who abstains from voting on any such other proposal will in effect be voting against it.

                            1. ELECTION OF DIRECTORS

In accordance with the Bylaws of the Company, the number of directors has been fixed at nine by action of the Board of Directors. Directors are elected annually to serve until the next Annual Meeting of Stockholders, and until their successors are elected and qualified. The election of directors is decided by a plurality of the votes cast by the shares entitled to vote in the election. In the absence of instructions to the contrary, it is the intention of the persons named in the proxy to vote the proxies for the election as directors of the persons nominated below. Although the Board of Directors has no reason to believe that any of the nominees set forth below will not serve, in the event that vacancies occur, the proxies will be voted for the election of such nominees, if any, as shall be designated by the Board of Directors or a duly authorized committee thereof.

                                    NOMINEES
                               TERM EXPIRES 1999



                                                                                             Number of shares of
                                                                                             Common Stock
                                                                                             owned beneficially,
                                                                                             directly or indirectly,
Name, Position with the                                                                      on January 31, 1998
Company and Age                    Principal Occupation for past five         Director       (except as otherwise        Percent
(as of January 31, 1998)           years/other Directorships                  Since          noted) (1)                  of Class
----------------------------------------------------------------------------------------------------------------------------------

Robert Betagole                    President of Mike Albert Leasing,          1970           116,491 (5)                   1.3%
 Director, 69                      Inc., Cincinnati, OH.


David T. Chase (2)                 President and Director of D.T.             1985         4,007,148 (6)                  46.3%
 Director, 68                      Chase Enterprises, Inc., Hartford,
                                   CT.

Douglas J. Coats                   Executive Vice President of the            1995           112,197                       1.3%
 Director, 65                      Company since May 23, 1995.
                                   Prior thereto he was Executive
                                   Vice President of Ranger Insurance
                                   Company, Houston, TX since
                                   August, 1987.

Raymond H. Deck                    President of Chase Insurance               1990           242,287                       2.8%
   Director, 75                    Enterprises, Inc., Hartford, CT.
   (2)(3)(4)                       Also, is a director of SCOR U.S.
                                   and Scor Re, New York, NY.

Richard Desich                     President of Mid-Ohio Securities           1997            38,350                         *
Director, 58                       Corp., Elyria, Ohio

                                                                                             Number of shares of
                                                                                             Common Stock
                                                                                             owned beneficially,
                                                                                             directly or indirectly,
Name, Position with the                                                                      on January 31, 1998
Company and Age                    Principal Occupation for past five         Director       (except as otherwise        Percent
(as of January 31, 1998)           years/other Directorships                  Since          noted) (1)                  of Class
----------------------------------------------------------------------------------------------------------------------------------

Thomas H. Friedberg (2)            Chairman of the Board and Chief            1995         382,478                        4.4%
 President, 59                     Executive Officer of the Company
     Chief Executive               since May 23, 1995. Appointed
     Officer and Director          President as of October 15, 1995.
                                   Prior thereto he was Chairman of
                                   the Board, President and Chief
                                   Executive Officer of Ranger
                                   Insurance Company, Houston, TX,
                                   since January, 1987. Previously
                                   served as a Director of the
                                   Company from 1990 to March
                                   1995.

Kermit G. Hicks                    President of Hicks Chevrolet, Inc.,        1981          64,314 (7)                      *
   Director, 62                    Greencastle, PA. Also, Chairman
   (2)(3)(4)                       of the Board of Tower Bancorp
                                   Inc., and its wholly owned
                                   subsidiary First National Bank of
                                   Greencastle.

Stephen M. Qua                     President of Qua Buick/Suzuki,            1970           41,313                          *
     Director, 65                  Inc. Cleveland, OH.
     (2)(3)(4)

John P. Redding                    Senior Vice President, David T.           1997               --                         --
     Director, 39                  Chase Enterprises, Inc., Hartford,
                                   CT


All Directors and Officers as a group  (13 persons)                                      5,058,332 (8)                   56.6%

-----------------

(1) On January 31, 1998, there were 8,649,763 shares of the Company's Common Stock issued and outstanding. Except as noted, includes shares owned by spouse, minor children or certain other family members, or held as custodian or trustee for the benefit of spouse or children, or owned by corporations of which such person is an officer or principal stockholder, over which shares such directors have sole or shared voting or investment power. With respect to the Directors, includes an aggregate of 252,500 shares which are subject to immediately exercisable options. Of the 252,500 shares subject to options, the following Directors have options to purchase the number of shares indicated after their names: Mr. Betagole, 6,500; Mr. Chase, 6,500; Mr. Coats, 105,000; Mr. Deck, 6,500; Mr. Desich, 0; Mr.
     Friedberg, 115,000; Mr. Hicks, 6,500; Mr. Qua, 6,500; and Mr. Redding, 0.

(2)  Member of Executive Committee (Mr. Friedberg, Chairman).

(3)  Member of Audit Committee (Mr. Qua, Chairman).

(4)  Member of Compensation Committee (Mr. Deck, Chairman).

(5) Includes 16,371 shares as to which Mr. Betagole disclaims beneficial ownership.

(6)  See footnotes (2) and (5) at pages 12 and 13 herein.

(7) Includes 9,696 shares as to which Mr. Hicks claims beneficial ownership on an indirect basis.

(8) This amount includes 30,064 shares which are subject to immediately exercisable options (other than for Messrs. Friedberg and Coats included in (1) above), and 17,365 shares owned by all officers in their Acceleration Retirement Savings and Stock Ownership Plan accounts as of December 31, 1997.

*    Less than 1% of outstanding Common Stock.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the Exchange Act) requires the Company's officers and directors, and persons who own more than 10% of the Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the SEC). Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it or written representations from certain reporting persons that no Forms 5 were required of them, the Company believes that during the fiscal year ended December 31, 1997, all filing requirements applicable to its officers, directors and greater than 10% stockholders were complied with, except for one transaction filed late by Mr. Desich.


                             THE BOARD OF DIRECTOR

                       COMMITTEES, MEETINGS AND FUNCTIONS

The Board of Directors of the Company met five (5) times during 1997. No director attended fewer than 75% of the total number of meetings of directors and of any committees on which he served. The Board of Directors has established an Executive Committee, an Audit Committee and a Compensation Committee. It does not have a Nominating Committee.

The Executive Committee, which exercises the powers of the Board of Directors between regular meetings of the Board, did not meet during 1997. The membership of the Executive Committee consists of Messrs. Friedberg, Chase, Deck, Hicks and Qua. The Audit Committee met one (1) time during 1997 to review the results of the audit of the Company's 1996 financial statements by the independent auditors, review the scope of the 1997 audit, consider relevant matters pertaining to internal controls and accounting procedures, perform other customary functions of Audit Committees, and to make a recommendation to the Board of Directors on the engagement of independent auditors for fiscal year 1997. The membership of the Audit Committee consists of Messrs. Qua, Deck and Hicks.

The Compensation Committee met one (1) time during 1997 for the purpose of reviewing employee compensation and benefit arrangements. The membership of the Compensation Committee consists of Messrs. Deck, Hicks and Qua. The Report of the Compensation Committee is contained below.

COMPENSATION OF DIRECTORS
-------------------------

During 1997, non-employee directors of the Company continued to receive the reduced compensation levels initiated in 1993, and accordingly received an annual retainer of $5,000 plus a fee of $500 per meeting for attending any regular or special meetings of the Board of Directors. The members of each committee of the Board of Directors, other than officers of the Company, received a fee of $500 for each meeting attended. Chairmen of committees received a fee of $750 for each meeting attended.

The First Restatement of the ACCEL International Corporation 1987 Stock Incentive Plan (the Restated Plan) provides for options to be granted every year to non-employee directors of the Company for a predetermined number of shares of Common Stock. In 1991, the year the Restated Plan was adopted, the non-employee directors were granted options for 2,000 shares each. In subsequent years, options for 1,000 shares each were granted and will continue to automatically be granted according to the Restated Plan (subject to adjustment for stock dividends, stock splits and other similar events). Newly appointed or elected non-employee directors are granted options for 2,000 shares in the year they are appointed or elected, and thereafter will receive the automatic grants. The exercise price is equal to the fair market value of a share of stock on the date the option is granted. Options become exercisable as to 50% of the shares subject to the option on completion of each full year prior to termination of the director's status as director after the date the option was granted. The options lapse on the earliest of the date 10 years after the option was granted, or the date 180 days after the termination of the director's status as director. The options shall fully vest and become completely exercisable upon the death or voluntary retirement of a director. The provisions of the 1996 Stock Incentive Plan (the 1996 Plan) adopted in 1996, are substantially identical to the Restated Plan pertaining to non-employee directors.

COMPENSATION COMMITTEE
----------------------

Executive Compensation including the grant of stock options is determined by the Compensation Committee of the Board of Directors. The formal policy previously established by the Compensation Committee was continued with respect to 1997 compensation as follows:

                      REPORT OF THE COMPENSATION COMMITTEE

The Company's compensation package for its executive officers consists of base salary, participation in a profit sharing plan for senior officers, and periodic stock option grants or awards. The base salary for Mr. Friedberg, the Chairman of the Board, President and Chief Executive Officer, is fixed by the Committee and may be adjusted as determined periodically by the Committee after a performance review is conducted. As of June 1, 1996, the Committee had formulated a compensation arrangement for Mr. Friedberg to include base salary and authorize a stock option to be granted. A similar compensation arrangement was approved for Mr. Coats on the recommendation of Mr. Friedberg. Base salary levels for all other executive officers are determined by Mr. Friedberg and recommended to the Committee. The amount of profit sharing compensation and stock option grants or awards, if any, are also determined by this Committee.

Based on Mr. Friedbergs experience and performance, the Committee established a total aggregate annual compensation level for Mr. Friedberg of $350,000, subject to an annual review, with an allocation of the $350,000 between cash compensation and stock options to be determined annually by the Committee. The stock options granted for this purpose are valued by calculating the difference between the book value and market value per share as of the date of grant. The annual review takes into account Company performance, comparative industry data and various subjective considerations of individual performance as well as corporate goals. For 1997, cash compensation was set at $275,000, and stock options were awarded based on the approximate difference between book and market value.

The Committee believes that a significant or meaningful portion of total cash compensation should be related to profitability and the achievement of fixed objectives. Consequently, the profit sharing potential for the Company's executive officers is conditioned on overall corporate performance (profitability), and achieving individual and departmental objectives tied to a percentage of total base salary.

Generally speaking, base salary levels are set and adjusted at levels which are part of the Company's budgetary process, yet are believed by the Committee to be sufficient to attract and retain qualified executives when considered with the other components of the Company's compensation structure.

In previous years, profit sharing plans had been adopted for all employees of the Company and for senior officers. The overall objectives for establishing the Company's incentive compensation programs were to enhance total compensation without adding fixed expense, modify the corporate reward systems and give managers the discretion to reward contributors, better focus management's attention on the achievement of objectives and drive accountability to all levels of the Company, and foster teamwork.

For 1997, no profit sharing goal was set for employees and senior officers. Accordingly, no profit sharing compensation was paid to any employees or senior officers in 1997.

In addition to approving an ACCEL Bonus Plan, the Compensation Committee determines annual stock option grants or awards to executive officers and other eligible employees. Stock options are intended to encourage key employees to remain employed by the Company by providing them with a long-term interest in the Company's overall performance as reflected by the performance of the market of the Company's Common Stock.

Raymond H. Deck, Chairman     Kermit G. Hicks, Member     Stephen M. Qua, Member

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
-----------------------------------------------------------

Mr. Qua is associated with two automobile dealerships which, during the year ended December 31, 1997, were master policyholders of the Company and received commissions from the Company in connection with credit insurance sold by such dealerships. During the fiscal year ended December 31, 1997, such dealerships received commissions in the amount of $30,136.

                             EXECUTIVE COMPENSATION

SUMMARY
-------

The following table is a summary of certain information concerning the compensation awarded or paid to, or earned by, the Company's current Chief Executive Officer, Executive Vice President, and each of the Company's other most highly compensated executive officers whose total annual salary and bonus for the fiscal year ended December 31, 1997, exceeded $100,000 (the named executives) during each of the last three fiscal years:






                           SUMMARY COMPENSATION TABLE

----------------------------------------------------------------------------------------------------------------
                                                Annual Compensation              Long Term Compensation
----------------------------------------------------------------------------------------------------------------
                                                                             Securities               All Other
Year    Name , Age, and Principal Position        Salary     Bonus            Underlying            Compensation
                                                   ($)       ($)           Options/SARs (#)           ($) (1)
----------------------------------------------------------------------------------------------------------------


1997    Thomas H. Friedberg, 59 (2)              275,000      --                60,000                 14,300
1996    Chairman of the Board, President         140,000      --               110,000                  2,183
1995    and Chief Executive Officer                  --       --               100,000                    --
----------------------------------------------------------------------------------------------------------------
1997    Douglas J. Coats, 65 (2)                 137,500      --                30,000                 12,980
1996    Executive Vice President. President,      71,250      --                55,000                  2,611
1995    Acceleration National Insurance Co.          --       --                50,000                    --
----------------------------------------------------------------------------------------------------------------
1997    Nicholas Z. Alexander, 62                119,600      --                10,000                 11,514
1996    Senior Vice President,                   115,000      --                10,000                  8,628
1995    Secretary and General Counsel            109,000      --                10,000                  4,093
----------------------------------------------------------------------------------------------------------------
1997    Bryce E. Farmer, 47                      109,200      --                10,000                  3,151
1996    Senior Vice President                     97,125      --                10,000                    318
1995    Administration                               --       --                   --                     --
----------------------------------------------------------------------------------------------------------------
1997    William E. Merritt, Jr., 63  (3)         107,362      --                10,000                 10,243
1996    Senior Vice President                     60,480      --                   --                   3,067
1995    Claims                                       --       --                   --                     --
----------------------------------------------------------------------------------------------------------------







(1) Represents approximate amounts contributed on behalf of each such executive to the Acceleration Retirement Savings and Stock Ownership Plan.

(2) Mr. Friedberg was appointed Chairman of the Board and Chief Executive Officer of the Company on May 23, 1995, and was named President in October, 1995. Mr. Coats was appointed Executive Vice President of the Company and President of Acceleration National Insurance Company on May 23, 1995. They served without salary for the first year of employment. In lieu of salary, they were granted stock options for 100,000 shares and 50,000 shares, respectively, of Common Stock, which options vested immediately, became exercisable one year following the date of grant, and will lapse five years from the date of grant. As of June 1, 1996, the Compensation Committee of the Board of Directors commenced a salary and stock option compensation arrangement for Mr. Friedberg and Mr. Coats. Continuing the arrangement for 1997, the indicated salary levels were agreed to and Mr. Friedberg was granted an option for 60,000 shares and Mr. Coats was granted an option for 30,000 shares. Except for the exercise price, which was $2.75 per share, the terms of the options were the same as for the options previously granted.

(3)  Mr. Merritt commenced employment with the Company on June 7, 1996.

The following table sets forth information concerning individual grants of options to purchase the Company's Common Stock made to the named executives in 1997:


-----------------------------------------------------------------------------------------------------------------------------------
                                                 OPTION GRANTS IN LAST FISCAL YEAR
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Potential Realizable Value
                           INDIVIDUAL GRANTS IN 1997                                                   at Assumed Annual Rates
                                                                                                     of Stock Price Appreciation
                                                                                                           for Option Term
-----------------------------------------------------------------------------------------------------------------------------------
                         Number of            Percent of
                         Securities             Total
                         Underlying            Options           Exercise or
                          Options/            Granted to         Base Price          Expiration
Name                        SARs              Employees in        ($ Sh) (1)            Date              5% ($)         10% ($)
                         Granted (#)         Fiscal Year
-----------------------------------------------------------------------------------------------------------------------------------
Thomas H. Friedberg        60,000                30.3%              $2.75              5/20/02           45,586          100,734
-----------------------------------------------------------------------------------------------------------------------------------
Douglas J. Coats           30,000                15.1%              $2.75              5/20/02           22,793           50,367
-----------------------------------------------------------------------------------------------------------------------------------
Nicholas Z. Alexander      10,000                 5.0%              $2.75              5/20/07           17,295           43,828
-----------------------------------------------------------------------------------------------------------------------------------
Bryce E. Farmer            10,000                 5.0%              $2.75              5/20/07           17,295           43,828
-----------------------------------------------------------------------------------------------------------------------------------
William E. Merritt, Jr.    10,000                 5.0%              $2.75              5/20/07           17,295           43,828
-----------------------------------------------------------------------------------------------------------------------------------



(1)  Market price of the Company's Common Stock on date of grant.



The following table sets forth certain information regarding individual exercises of stock options during 1997 by each of the named executives:



------------------------------------------------------------------------------------------------------------------
                   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES
------------------------------------------------------------------------------------------------------------------
                                    Value
                       Shares      Realized             Number of Securities            Value of Unexercised
                      Acquired    (Mkt. Price          Underlying Unexercised         In-The-Money Options at
Name                     on       at Exercise               Options at                   Fiscal Year End (1)
                      Exercise       Less                Fiscal Year End (#)
                         (#)       Exercise        ----------------------------------------------------------------
                                    Price)          Exercisable    Unexercisable      Exercisable    Unexercisable
------------------------------------------------------------------------------------------------------------------
Thomas H. Friedberg       0           N/A             115,000         60,000            108,075        52,500
------------------------------------------------------------------------------------------------------------------
Douglas J. Coats          0           N/A             105,000         30,000            118,125        26,250
------------------------------------------------------------------------------------------------------------------
Nicholas Z. Alexander     0           N/A              22,564         47,691             25,385        51,152
------------------------------------------------------------------------------------------------------------------
Bryce E. Farmer           0           N/A               2,500         17,500              2,813        17,188
------------------------------------------------------------------------------------------------------------------
William E. Merritt, Jr.   0           N/A               2,500         17,500              2,813        17,188
------------------------------------------------------------------------------------------------------------------


(1) Intended to represent the amount by which the market price of the Company's Common Stock on December 31, 1997 ($3.625) exceeded the exercise prices of unexercised options on that date.

BENEFICIAL OWNERSHIP OF MANAGEMENT
----------------------------------

The following table sets forth certain information regarding the named executive's beneficial ownership of the Common Stock of the Company as of January 31, 1998:




------------------------------------------------------------------------------------------------------
                                                                       Shares of Common Stock of
                                                                      Company Beneficially Owned
------------------------------------------------------------------------------------------------------
Title of Class                Name of Officer                    Number (1)           Percent of Class

------------------------------------------------------------------------------------------------------
Common Stock               Thomas H. Friedberg                   382,478                       4.4%
------------------------------------------------------------------------------------------------------
Common Stock               Douglas J. Coats                      112,197                       1.3%
------------------------------------------------------------------------------------------------------
Common Stock               Nicholas Z. Alexander                  38,673                         *
------------------------------------------------------------------------------------------------------
Common Stock               Bryce E. Farmer                         3,953                         *
------------------------------------------------------------------------------------------------------
Common Stock               William E. Merritt, Jr.                 3,304                         *
------------------------------------------------------------------------------------------------------


(1) The amounts shown represent the total shares owned outright by such individuals together with shares which are issuable upon the exercise of all stock options which are currently exercisable. Specifically, the following individuals have the right to acquire the shares indicated after their names, upon the exercise of such stock option: Mr. Friedberg, 115,000; Mr. Coats, 105,000; Mr. Alexander, 22,564; Mr. Farmer, 2,500; and
     Mr. Merritt, 2,500.

*    Less than 1% of outstanding Common Stock.


                             CERTAIN RELATIONSHIPS

Several of the Company's directors are associated with automobile dealerships. During the year ended December 31, 1997, these dealerships were master policyholders of the Company and received commissions from the Company in connection with credit insurance sold by them. All commissions paid to automobile dealerships and agencies associated with the Company's directors were at rates determined on a basis consistent with commissions paid to non-related parties. Total commission on credit insurance business paid to all agencies relating to all directors as a group during the year ended December 31, 1997 was $30,136.

None of the Companys directors whose agencies received commissions in connection with the credit insurance business of the Company exceeded $60,000 in amount of commissions received during the year ended December 31, 1997. An insurance agency of which Robert Betagole is a shareholder, received $678,769 through a reinsurance arrangement.

FINANCIAL PERFORMANCE
---------------------

The graph below summarizes the cumulative return experienced by the Company's shareholders compared with the Russell 2,000 and NASDAQ Insurance Stocks.



                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN*

                  VS. RUSSELL 2000 AND NASDAQ INSURANCE STOCKS

                     (Performance results through 12/31/97)

Value of Investment ($)

                                   [GRAPHIC]



                          1992      1993     1994    1995     1996     1997
--------------------------------------------------------------------------------
ACCEL                     $100      $111     $52     $81      $81      $107
Russell 2000              $100      $119    $117    $150     $175      $214
NASDAQ Insurance Stocks   $100      $107    $101    $143     $163      $239
--------------------------------------------------------------------------------


* $100 invested on 1/1/92 in stock or index including reinvestment of dividends. Fiscal year ending December 31.

                SECURITY OWNERSHIP AND CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information as of January 31, 1998 (except as otherwise noted) with respect to stockholders known to the Company to be the beneficial owners of more than five percent (5%) of any class of the Company's voting securities:

                                                            Amount of
                  Name and Address                          Beneficial                 Percent
Title of Class    of Beneficial Owner                      Ownership (1)              of Class

Common Stock      David T. Chase                       4,007,148 Shares (2) (5)        46.3%
                  D.T. Chase Enterprises, Inc.
                  One Commercial plaza
                  Hartford, CT  06103

                  Arnold L. Chase                      1,167,824 Shares (3)            13.5%
                  D.T. Chase Enterprises, Inc.
                  One Commercial Plaza
                  Hartford, CT  06103

                  The Darland Trust                    1,167,824 Shares (4)            13.5%
                  P.O. Box 472
                  St. Peters House, Le Bordage
                  Guernsey  GYI 6AY
                  Channel Islands

                  Rhoda L. Chase                       2,000,000 Shares (5)            23.1%
                  c/o Chase Enterprises, Inc.
                  One Commercial Plaza
                  Hartford, CT  06103

                  Spitzer Profit Sharing and             750,250 Shares (6)             8.7%
                  Savings Plan
                  150 E. Bridge Street
                  Elyria, OH  44035


----------------

(1) Except as otherwise noted, the Company has no reason to believe that any beneficial owner listed above does not have sole voting and investment power with respect to these shares.

(2) Includes 6,500 shares of Common Stock subject to immediately exercisable options. According to a Schedule 13D filed with the Commission, Mr. David
     T. Chase has, to the extent temporarily transferred to him, sole power to vote and dispose of 1,000,000 shares of Common Stock loaned to him by his wife, Rhoda L. Chase (the Rhoda Chase Borrowed Shares) and shares the power to dispose or to direct the disposition of (i) 665,000 shares beneficially owned by Rhoda L. Chase, (ii) 1,167,824 shares beneficially owned by his son, Arnold L. Chase, and (iii) 1,167,824 shares beneficially owned by The Darland Trust (the Trust), a trust whose beneficiaries are his daughter, Cheryl A. Chase, and her children.

(3) According to a Schedule 13D filed with the Commission, Mr. Arnold L. Chase shares the power to dispose or to direct the disposition of the 1,167,824 shares owned by him with Mr. David T. Chase and has the sole power to vote or direct the vote of such shares. Such shares are also included in the above table in Mr. David T. Chases shares.

(4) According to a Schedule 13D filed with the Commission, the Trust shares the power to dispose or to direct the disposition of the 1,167,824 shares owned by it with Mr. David T. Chase and has the sole power to vote or direct the vote of such shares. Such shares are also included in the above table in Mr. David T. Chases shares.

(5) According to a Schedule 13D filed with the Commission, Rhoda L. Chase has the sole power to vote or to direct the vote of all such shares except to the extent that she may be deemed to have temporarily transferred the sole power to vote or to direct the vote of (i) the 335,000 Rhoda Chase Borrowed Shares to David T. Chase, and (ii) 335,000 shares of Common Stock (the Partnership Shares) temporarily on loan to Insurance Holdings Limited Partnership (the Partnership) to the Partnership. The general partner of the Partnership is Chase Insurance Corporation (CIC). David T. Chase is the President and a Director of CIC; Arnold L. Chase is an Executive Vice President and Director of CIC; Cheryl A. Chase is an Executive Vice President and Director of CIC, and John P. Redding is a Vice President of CIC. Rhoda L. Chase shares the power to dispose or to direct the disposition of 665,000 of the shares of Common Stock owned by her with David T. Chase. Rhoda L. Chase has the sole power to dispose or to direct the disposition of the Rhoda Chase Borrowed Shares, except to the extent that she may be deemed to have temporarily transferred such power to David
     T. Chase. Rhoda L. Chase has the sole power to dispose or to direct the disposition of the Partnership Shares, except to the extent that she may be deemed to have temporarily transferred such power to the Partnership. 1,665,000 of the shares of Common Stock owned by Rhoda L. Chase are also included in the above table in David T. Chases shares.

(6) Spitzer Profit Sharing and Savings Plan under agreement dated December 31, 1973, is an Employee Benefit Plan, Pension Fund subject to the provisions of the Employee Retirement Income Security Act of 1974.

                2. APPROVAL OF THE ADOPTION OF AMENDMENTS TO THE
                           1996 STOCK INCENTIVE PLAN

GENERAL
-------

On June 11, 1996, the stockholders approved the adoption of the Companys 1996 Stock Incentive Plan (the Plan). The purpose of the Plan is to advance the long-term interests of the Company by (i) motivating executive officers, other personnel and independent agents of the Company by means of long-term incentive compensation; (ii) furthering the identity of interests of participants with those of the stockholders of the Company, through the ownership and performance of the Common Stock, $.10 par value, of the Company (Common Stock); and (iii) permitting the Company to attract and retain directors and executive personnel upon whose judgment the successful conduct of the business of the Company largely depends.

The maximum number of shares of Common Stock with respect to which awards may be granted under the Plan currently is 1,000,000 of which up to 100,000 shares are reserved for the grant of stock options to Directors of the Company who are not employees of the Company or any of its subsidiaries (the Outside Directors). The Plan provides that each person who becomes an Outside Director is initially entitled to an option to purchase 2,000 shares of Common Stock and an option to purchase 1,000 at each annual meeting thereafter.

PROPOSED AMENDMENTS TO THE PLAN
-------------------------------

Since 1993 the Outside Directors have received an annual retainer of $5,000 reduced from $7,500 plus a fee of $500 reduced from $750 per meeting for attending any regular or special meetings of the Board of Directors. Since the compensation of the Outside Directors has been at a reduced level for five years, the Board of Directors believed it was appropriate to consider how to increase such compensation in a manner that was advantageous to both the Outside Directors and the Company. The Board of Directors concluded that instead of increasing the cash compensation of the Outside Directors, the Company should be able to grant options to purchase a greater number of shares than the Plan now permits. Accordingly, the Board of Directors has approved, subject to the approval of the stockholders, amendments to the Plan which would increase the total number of shares of Common Stock with respect to which awards may be granted from 1,000,000 to 1,500,000 of which 500,000 shares rather than 100,000 shares would be reserved for the grant of stock options to Outside Directors. In addition, each Outside Director would be granted the option to purchase 10,000 instead of 2,000 shares of Common Stock upon his or her initial appointment or election and at each annual meeting thereafter each Outside Director (other than any Outside Director who first became a Director at any time during the period following the immediately preceding annual meeting of stockholders) would be granted the option to purchase 10,000 instead of 1,000 shares of Common Stock. No other changes to the Plan are proposed. The text of the proposed amendments to the Plan is included in this Proxy Statement as Exhibit A.

Approval of the proposed amendments to the Plan requires the affirmative vote of the holders of a majority of the shares voting in person or by proxy at the Annual Meeting of Stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE AMENDMENTS.

                     RELATIONSHIP WITH INDEPENDENT AUDITORS

KPMG Peat Marwick LLP has served as the independent auditors for the Company for each of the years in the four-year period ended December 31, 1997. In recent years, it has been the practice of the Board of Directors to annually review and select independent auditors for the Company. The Board of Directors intends to continue such practice and to make the selection of independent auditors later in the year. The selection of independent auditors has not therefore been made for the current fiscal year. Representatives of KPMG Peat Marwick LLP will be present at the Annual Meeting of Stockholders with an opportunity to make a statement and will be available to respond to appropriate questions, if any, of the stockholders of the Company.

                             STOCKHOLDER PROPOSALS

Stockholders wishing to submit proposals for the Company's 1999 Proxy Statement may do so prior to December 31, 1998 by letter addressed to the Company in care of the Secretary.

                                 OTHER MATTERS

Management does not know of any other business to be presented for consideration at the meeting. If any other business properly comes before the meeting, or any adjournment or adjournments thereof, the proxy holders will vote in regard thereto according to their discretion insofar as such proxies are not limited to the contrary. The 1997 Annual Report to Stockholders is being furnished to stockholders along with this proxy statement.

                                        By Order of the Board of Directors

                                        Nicholas Z. Alexander, Secretary

April _____, 1998


A COPY OF THE COMPANY'S LAST ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS AVAILABLE, WITHOUT CHARGE, UPON WRITTEN REQUEST OF A BENEFICIAL OWNER OF COMMON STOCK ENTITLED TO VOTE AT THE MEETING. REQUESTS FOR A COPY OF THE REPORT SHOULD BE DIRECTED TO NICHOLAS Z. ALEXANDER, SECRETARY, ACCEL INTERNATIONAL CORPORATION, 475 METRO PLACE NORTH, SUITE 150, P.O. BOX 8017, DUBLIN, OHIO 43016-2017.

                                   EXHIBIT A

                        ACCEL INTERNATIONAL CORPORATION

                           1996 STOCK INCENTIVE PLAN

                                   Proposal 2



On March 16, 1998, the Board of Directors adopted the following: that the 1996 Stock Incentive Plan of ACCEL International Corporation, effective June 11, 1996, be amended (First Amendment to the Plan) so that Section 5., Subsection
(a) and Section 13., Subsection (a) shall read as follows:

SECTION 5. SHARES AVAILABLE
---------------------------

     (a) Shares of Common Stock available for issuance under the Plan may be authorized and unissued shares or treasury shares. Subject to the adjustments provided for in Sections 17 and 18 hereof, the maximum number of shares of Common Stock available for grant of Awards under the Plan is 1,500,000 shares. Of this total number, up to 500,000 shares may be issued pursuant to the exercise of Directors Stock Options. Notwithstanding the foregoing, at no time shall the number of shares of Common Stock deemed to be available for grant in any fiscal year exceed ten percent of the total number of issued and outstanding shares of Common Stock of the Company. The number of shares of Common Stock available for grant to any individual Participant in any calendar year shall not exceed 250,000 shares.

SECTION 13. DIRECTORS STOCK OPTIONS
-----------------------------------

     (a) Grants. Awards may be granted to non-employee Directors only in the form of stock options satisfying the requirements of this Section 13. Each person who is elected or appointed to serve as a Director of the Company after the effective date of the First Amendment to the Plan shall, upon his initial appointment or election as a Director, automatically be granted an option for 10,000 shares of Common Stock. At each years annual meeting of the stockholders of the Company commencing on the effective date of the First Amendment to the Plan, there shall be granted automatically to each non-employee Director (other than any non-employee Director who first became a Director at any time during the period following the immediately preceding annual meeting of the stockholders of the Company), the option to purchase 10,000 shares of Common Stock. All stock options granted under this Section 13 shall be nonqualified stock options.

                        ACCEL INTERNATIONAL CORPORATION                    PROXY

                                  PROXY                 THIS PROXY IS SOLICITED
                      ANNUAL MEETING OF STOCKHOLDERS   BY THE BOARD OF DIRECTORS
                              JUNE 16, 1998                  OF THE COMPANY


The undersigned hereby appoints Thomas H. Friedberg, Cynthia A. Moore and Nicholas Z. Alexander as Proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote as designated below, all of the shares of ACCEL International Corporation held of record by the undersigned on April 24, 1998 at the Annual Meeting of Stockholders to be held at the La Quinta Inn, 12727 Southwest Freeway, Stafford, Texas, at 9:00 A.M. on June 16, 1998 or at any adjournment thereof.

     1. ELECTION OF DIRECTORS      FOR all nominees listed below [ ]            WITHHOLD AUTHORITY [ ]
                                   (except as marked to the contrary below)     to vote for all listed below

          Robert Betagole     Douglas J. Coats    Richard Desich           Kermit G. Hicks     John P. Redding
          David T. Chase      Raymond H. Deck     Thomas H. Friedberg      Stephen M. Qua

     (INSTRUCTION: To withhold authority to vote for any individual, write that nominee's name in the space provided below.)

                --------------------------------------------------------------------------------
                               (Continued and to be signed, on the other side)

     2. Approval of adoption of amendments to 1996 Stock Incentive Plan   [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

--------------------------------------------------------------------------------

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE DIRECTOR NOMINEES LISTED ON THE REVERSE SIDE AND FOR THE APPROVAL OF THE AMENDMENTS TO THE 1996 STOCK INCENTIVE PLAN. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THIS NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 16, 1998 AND THE RELATED PROXY STATEMENT.

                                        PLEASE SIGN BELOW EXACTLY AS NAME
                                        APPEARS. WHEN SHARES ARE HELD BY JOINT
                                        TENANTS, BOTH SHOULD SIGN. WHEN SIGNING
                                        AS ATTORNEY, AS EXECUTOR, ADMINISTRATOR,
                                        TRUSTEE OR GUARDIAN, PLEASE GIVE FULL
                                        TITLE AS SUCH. IF A CORPORATION, PLEASE
                                        SIGN IN FULL CORPORATE NAME BY PRESIDENT
                                        OR OTHER AUTHORIZED OFFICER. IF A
                                        PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP
                                        NAME BY AUTHORIZED PERSON.


                                        DATED                             , 1998
                                             ----------------------------

                                        ----------------------------------------
                                        SIGNATURE

                                        ----------------------------------------
                                        SIGNATURE IF HELD JOINTLY

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
PROMPTLY USING THE ENCLOSED ENVELOPE.